                                                                      EXHIBIT 99

                              ABS New Transaction


                            Computational Materials
                            -----------------------



                            $450,000,000 (approx.)
                       Green Tree Financial Corporation
             Home Improvement and Home Equity Loans, Series 1998-F


                       [LOGO OF GREEN TREE APPEARS HERE]

                        Green Tree Financial Corporation
                                 Seller/Servicer


December 16, 1998



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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The attached tables and other statistical analyses (the "Computational Material") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Material which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




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                                      -2-

                      TERM SHEET DATED DECEMBER 16, 1998
                       Green Tree Financial Corporation
                             (Seller and Servicer)

         Green Tree Home Improvement and Home Equity Loan Trust 1998-F
                          $450,000,000 (Approximate)
                              Subject to Revision

-----------------------------------------------------------------------------------------------------
                                 Pass-Through                       WAL at 100% of
                                 Rate/Tranche          Ratings       Prepay. Model
  Notes            Amount           Type            (Moody's/S&P)       (1)(2)         Expected Maturity
  -----            ------           ----            -------------       ------         -----------------
Class A-1      $245,280,000       Fixed/Senior         Aaa/AAA           3.28                11/07
Class A-2      $ 99,645,000       Fixed/Senior         Aaa/AAA           3.41                12/07
Class M-1      $ 24,075,000     Fixed/Mezzanine        Aa3/AA           10.02                12/09
Class M-2      $ 31,500,000     Fixed/Mezzanine         A3/A            10.96                12/09
Class B-1      $ 24,750,000     Fixed/Subordinate      Baa3/BBB          5.45                3/06
Class B-2(3)   $ 24,750,000     Fixed/Subordinate      Ba1/BBB-          9.69                12/09

---------------------------
(1)  Run to 10% Call.

(2) The Notes will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 0% per annum of the then outstanding principal balance of the Contracts in the first month of the life of the Contracts and an additional 1.14% (precisely, 16/14%) per annum in each month thereafter until the fifteenth month. Beginning in the fifteenth month and in each month thereafter, the conditional prepayment rate is 16%.

(3)  Not offered hereby.

ISSUER:                         Green Tree Home Improvement and Home Equity Loan
                                Trust 1998-F

SELLER/SERVICER:                Green Tree Financial Corporation ("Green Tree")

INDENTURE TRUSTEE:              U.S. Bank Trust National Association

OWNER TRUSTEE:                  Wilmington Trust Company

UNDERWRITERS:                   Merrill Lynch & Co. (Lead Manager), Lehman
                                Brothers (Co-Lead)

NOTE INSURER (Class A-1 & A-2): Financial Security Assurance Inc.

CUT-OFF DATE:                   December 1, 1998


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                                      -3-

EXPECTED PRICING:       Wednesday, December 16, 1998.

EXPECTED SETTLEMENT:    December 30, 1998  (the actual date of closing, the
                        "Closing Date").

PAYMENT DATE:           The 15th day of each month (or if such 15th day is not a
                        business day, the next succeeding business day) commencing in January, 1999.

ERISA:                  It is expected that the Notes will be ERISA eligible.

TAX STATUS:             Debt obligations of the Issuer.

OPTIONAL REDEMPTION:    10% optional clean-up call.

COLLATERAL:             Fixed-rate, home improvement contracts and promissory
                        notes and fixed rate, closed-end home equity contracts
                        (the "Contracts") secured by first, second, third, or fourth priority liens on the related properties and, in general, having a high combined loan-to-value ratio at origination. For purpose of determining the amount of principal to be paid on the Class A-1 Notes and the Class A-2 Notes, the Contracts will be divided into two groups: "Group 1" (relating to the Class A-1 Notes) and
                        "Group 2" (relating to the Class A-2 Notes,) collectively referred to herein as the "Total Pool." See below for further description of the Contracts in each Group and the Total Pool.

ADDITIONAL COLLATERAL:  The data set forth below with respect to each Group is based solely on the contracts identified for inclusion in each Group as of the Cut-off Date. Certain additional contracts will be included in Group 2 on the Closing Date ("Additional Group 2 Contracts"). It is expected that the Additional Group 2 Contracts will have characteristics that are similar to the initial group of Group 2 Contracts.

CREDIT ENHANCEMENT:     Credit enhancement with respect to the Notes will be
                        provided by subordination and, with respect to the Class
                        A Notes, the Financial Security Assurance Inc. ("FSA") insurance policy.

                        (a) Subordination: Class A-1 Notes and Class A-2 Notes
                            -------------
                        are senior to Class M and Class B Notes. Class M Notes are senior to the Class B Notes.

                        Class A-1 and Class A-2: 23.35% subordination (Class M-1, M-2, B-1 and B-2)
                        Class M-1:               18.00% subordination (Class M-2, B-1 and B-2)
                        Class M-2:               11.00% subordination (Class B-1 and B-2)
                        Class B-1:                5.50% subordination (Class B-2)
                        Class B-2:               Limited Guaranty (which will not benefit any
                                                 other class directly or indirectly)

                        (b) FSA Insurance Policy: FSA will issue a financial
                            --------------------
                        guaranty note insurance policy pursuant to which it will irrevocably and unconditionally guarantee the timely payment of interest and ultimate payment of principal on the Class A-1 and Class A-2 Notes.


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                                      -4-

DISTRIBUTIONS:              The amount available for payments on the Notes will
                            generally consist of payments made on or in respect of the Contracts, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Contracts, to Green Tree as the Guaranty Fee, and to the Owner Trust
                            Certificateholders.

LOSSES ON LIQUIDATED
CONTRACTS:                  If Net Liquidation Proceeds from Liquidated
                            Contracts in the respective collection period are less than the Scheduled Principal Balances of such Liquidated Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Guaranty Fee otherwise payable to Green Tree, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class B-2 Noteholders, then the Class B-1 Noteholders, then the Class M-2
                            Noteholders and then the Class M-1 Noteholders.

INTEREST
(Class A-1, A-2,
M-1, M-2, B-1):             Following payment to FSA of the Premium Amount with
                            respect to a Payment Date, interest will be distributable first to the Class A-1 and Class A-2
                            Notes, then to the Class M-1 Notes, then to the Class M-2 Notes and then to the Class B-1 Notes.
                            Interest on the outstanding Class A-1 Principal
                            Balance, Class A-2 Principal Balance, Class M-1
                            Adjusted Principal Balance, Class M-2 Adjusted
                            Principal Balance and Class B-1 Adjusted Principal
                            Balance, as applicable, will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following
                            Payment Date. Interest on all Notes will accrue on a 30/360 basis.

                            Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible. Draws previously made under the Certificate Insurance Policy and any other amounts owed to FSA not previously reimbursed will be carried forward for reimbursement to FSA.


                            The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Principal Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Notes.

                            The Class M-2 Adjusted Principal Balance is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Principal Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Notes.

                            The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Principal Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Notes.


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                                      -5-

PRINCIPAL
(Class A-1, A-2,
M-1, M-2, B-1):             After the payment of all interest distributable to
                            Class A-1, Class A-2, Class M-1, Class M-2 and Class
                            B-1 Noteholders, principal will be distributed in the following manner.

CLASS A PRINCIPAL:          The Class A-1 Noteholders will be entitled to
                            receive the Senior Percentage of the related Group
                            Formula Principal Distribution Amount, until the
                            Class A-1 Principal Balance has been reduced to zero. The Class A-2 Noteholders will be entitled to receive the Senior Percentage of the related Group
                            Formula Principal Distribution Amount until the
                            Class A-2 Principal Balance has been reduced to zero. The "Senior Percentage" will equal 100% if either of the following exist:

                            (i) the Payment Date is prior to January 2003 (month49); or

                            (ii) any Class B Principal Distribution Test (see
                                 below) is not satisfied.

                            Otherwise, the Senior Percentage will equal a fraction, the numerator of which is the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, and the Class M Principal Balance for a given Payment Date, and the denominator of which is the sum of the Scheduled Principal Balances of Group 1 and Group 2 for the immediately preceding Payment Date.

                            The related "Group Formula Principal Distribution Amount" with respect to each Group and each Class A Note will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Contract related to such Group during the related Due Period, (ii) the Scheduled Balance of each Contract related to such Group which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Contracts related to such Group, (iv) the scheduled principal balance of each Contract related to such Group that became a liquidated contract during such related Due Period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class B-2 Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance.

CLASS M-1 PRINCIPAL:        Class M-1 Noteholders will not receive principal
                            payments until the Class A-1 Principal Balance and Class A-2 Principal Balance has been reduced to zero. At that time the Class M-1 Noteholders will be entitled to receive the Senior Percentage of each Group Formula Principal Distribution Amount, until the Class M-1 Principal Balance has been reduced to zero.


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                                      -6-

CLASS M-2 PRINCIPAL:        Class M-2 Noteholders will not receive principal
                            payments until the Class A-1, Class A-2 and Class M-
                            1 Principal Balances have been reduced to zero. At that time the Class M-2 Noteholders will be entitled to receive the Senior Percentage of each Group
                            Formula Principal Distribution Amount, until the
                            Class M-2 Principal Balance has been reduced to zero.

CLASS B-1 PRINCIPAL:        The Class B-1 Noteholders will not receive principal
                            payments until (i) the Class B Cross-over Date and
                            (ii) such time as either (a) each Class B Principal
                            Distribution Test is satisfied or (b) the Class A-1
                            Principal Balance, the Class A-2 Principal Balance and the Class M Principal Balances have each been reduced to zero. At that time, to the extent of the amount available after payment of all interest distributable to Class A-1, Class A-2, Class M-1,
                            Class M-2 and Class B-1 Noteholders, and all principal distributable to Class A-1, Class A-2,
                            Class M-1, and Class M-2 Noteholders, Class B-1
                            Noteholders will receive the lesser of (i) the Class
                            B Percentage of each Group Formula Principal
                            Distribution Amount and (ii) the excess of (a) the sum of (x) the Class B-1 Principal Balance and (y) the Class B-2 Principal Balance over (b) $2,250,000, until the Class B-1 Principal Balance has been reduced to zero.

                            The Class B Percentage will be equal to 100% minus the Senior Percentage. The Class B Percentage after the Class A and Class M Principal Balances have been reduced to zero will be equal to 100%.

CLASS B PRINCIPAL
DISTRIBUTION TESTS:         (i)   the average of the Sixty-Day Delinquency Ratio
                                  as of the given Payment Date and the
                                  prior two Payment Dates must not exceed 4.5%;

                            (ii) the average of the Thirty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 7.5%;

                            (iii) the Cumulative Realized Losses as of the given
                                  Payment Date must not exceed 13%;

                            (iv) the Current Realized Loss Ratio as of the given Payment Date must not exceed 5%; and

                            (v) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Payment Date must be equal to or greater than 22%.


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                                      -7-

LIQUIDATION
LOSS INTEREST:              Liquidation Loss Interest will be distributable
                            first to the Class M-1 Notes, then to the Class M-2
                            Notes and then to the Class B-1 Notes. Interest on the outstanding Class M-1 Liquidation Loss Principal
                            Amount, Class M-2 Liquidation Loss Principal Amount and Class B-1 Liquidation Loss Principal Amount, as applicable, will accrue from the Payment Date on which a Liquidation Loss Principal Amount was incurred for that Class to but excluding the following Payment Date.


                                GROUP 1 CONTRACTS

            The Contracts comprising Group 1 consist of home improvement contracts and home equity contracts. The obligations of the obligor under each Group 1 Contract are secured by the related real estate.

            The information concerning the Group 1 Contracts presented below is based on a pool originated through December 1, 1998. The pool of Group 1 Contracts will not include (i) any Contract secured by a first priority lien on the related mortgaged property with an original principal balance in excess of $227,150, or (ii) any Contract secured by a second or third priority lien on the related mortgage property with an original principal balance in excess of 50% of the principal balance of the related first lien or related first and second liens, as applicable.


                             INITIAL GROUP CONTRACTS

             Number of Contracts:                             14,419
             Wgt. Avg. Contract Rate:                         14.15%
             Range of Rates:                          6.99% - 20.14%
             Wgt. Avg. Orig. Maturity:                        225.03
             Wgt. Avg. Rem. Maturity:                         221.26
             Avg. Rem. Princ. Balance:                    $22,192.94
             Wgt. Avg. CLTV:                                 117.00%


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                                      -8-

                Geographic Distribution of Mortgaged Properties
                               Group 1 Contracts

                                                                           % of Group 1
                                                                           Contracts by
                                   Number of      Aggregate Principal      Outstanding
              State                Contracts      Balance Outstanding   Principal Balance
              -----                ---------      -------------------   -----------------
                AL                      481          $ 9,815,850              3.07%
                AR                       67            1,183,166              0.37
                AZ                      449           12,790,581              4.00
                CA                    1,219           38,630,128             12.07
                CO                      260            5,844,039              1.83
                CT                      290            7,028,175              2.20
                DC                        9              206,325              0.06
                DE                       94            2,118,598              0.66
                FL                      884           19,510,872              6.10
                GA                      395            8,040,627              2.51
                IA                      250            3,903,004              1.22
                ID                       69            1,318,840              0.41
                IL                      910           18,827,177              5.88
                IN                      328            5,873,035              1.84
                KS                      335            5,309,552              1.66
                KY                      128            2,376,819              0.74
                LA                      165            2,748,634              0.86
                MA                      249            5,875,590              1.84
                MD                      289            6,769,028              2.12
                ME                       74            1,692,472              0.53
                MI                      545           10,162,104              3.18
                MN                      367            7,500,323              2.34
                MO                      589            9,784,529              3.06
                MS                      131            2,329,795              0.73
                MT                       27              558,528              0.17
                NC                      409            7,785,546              2.43
                ND                       37              620,166              0.19
                NE                      130            2,173,969              0.68
                NH                       61            1,495,341              0.47
                NJ                      479           13,128,711              4.10
                NM                       86            1,786,408              0.56
                NV                      206            5,748,772              1.80
                NY                      942           22,432,484              7.01
                OH                      483            9,359,020              2.92
                OK                      130            2,455,615              0.77
                OR                      109            2,539,578              0.79
                PA                      646           14,002,454              4.38


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                                      -9-

                RI                       60            1,335,806              0.42
                SC                      290            5,428,082              1.70
                SD                       53              923,315              0.29
                TN                      202            3,835,823              1.20
                TX                       30              609,219              0.19
                UT                       85            1,883,305              0.59
                VA                      709           16,792,876              5.25
                VT                       10              246,182              0.08
                WA                      382            9,998,560              3.12
                WI                      177            3,230,584              1.01
                WV                       60            1,207,228              0.38
                WY                       39              783,166              0.24
                                         --              -------              ----
              Total                  14,419         $320,000,001            100.00%

                        Initial Group 1 Contract Rates

--------------------------------------------------------------------------------

                                                                % of Group 1
                                                                Contracts by
                             Number of  Aggregate Principal     Outstanding
         Contract Rates      Contracts  Balance Outstanding   Principal Balance
         --------------      ---------  -------------------   -----------------
         Less than 9.001%        16           $533,705              0.17%

           9.001%-10.000%       440         15,960,308              4.99

          10.001%-11.000%       810         26,721,078              8.35

          11.001%-12.000%       892         26,761,817              8.36

          12.001%-13.000%       994         25,045,684              7.83

          13.001%-14.000%     1,908         48,068,641             15.02

          14.001%-15.000%     2,654         60,281,052             18.84

          15.001%-16.000%     3,170         60,678,023             18.96

          16.001%-17.000%     2,213         36,572,779             11.43

     Greater than 17.000%     1,322         19,376,916              6.06
                              -----         ----------              ----
    Total                    14,419       $320,000,001            100.00%



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                                     -10-

                   Initial Group 1 Months Since Origination
--------------------------------------------------------------------------------
                                                                  % of Group 1
                                                                  Contracts by
 Months Since            Number of      Aggregate Principal        Outstanding
 Origination             Contracts      Balance Outstanding    Principal Balance
 -----------             ---------      -------------------    -----------------

  Less than 4              5,258            $114,725,095            35.85%
      4-6                  4,859             107,574,705            33.62
      7-12                 4,172              94,500,973            29.53
                             130               3,199,228             1.00
Greater than 12              ---               ---------             ----
     Total                14,419            $320,000,001           100.00%




                    Distribution of Group 1 Current Balance
--------------------------------------------------------------------------------
                                                                  % of Group 1
                                                                  Contracts by
                         Number of      Aggregate Principal        Outstanding
 Current Balance         Contracts      Balance Outstanding    Principal Balance
 ---------------         ---------      -------------------    -----------------

 Less than 10,000.00       1,372             $12,845,860              4.01%
 10,000.00-19,999.99       6,183              93,535,753             29.23
 20,000.00-29,999.99       3,857              95,051,659             29.70
 30,000.00-39,999.99       1,785              61,806,203             19.31
 40,000.00-49,999.99         924              40,327,130             12.60
 50,000.00-59,999.99         244              12,713,514              3.97
                              54               3,719,881              1.16
                              --               ---------              ----
       Total              14,419            $320,000,001            100.00%




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                                     -11-

                    Distribution of Group 1 Original Balance
--------------------------------------------------------------------------------
                                                                 % of Group 1
                                                                 Contracts by
                         Number of      Aggregate Principal       Outstanding
    Original Balance     Contracts      Balance Outstanding    Principal Balance
    ----------------     ---------      -------------------    -----------------

   Less than 10,000.00      287            $2,198,814               0.69%
   10,000.00-19,999.99    6,609            91,238,418              28.51
   20,000.00-29,999.99    4,235            99,690,008              31.15
   30,000.00-39,999.99    1,962            65,999,170              20.62
   40,000.00-49,999.99      994            42,768,322              13.37
   50,000.00-59,999.99      278            14,385,388               4.50
Greater than 59,999.99       54             3,719,881               1.16
                             --             ---------               ----
           Total         14,419          $320,000,001             100.00%




               Remaining Months to Maturity of Group 1 Contracts
--------------------------------------------------------------------------------
                                                                % of Group 1
                                                                Contracts by
                         Number of      Aggregate Principal     Outstanding
Months Remaining         Contracts      Balance Outstanding  Principal Balance
----------------         ---------      -------------------  -----------------

   1-60                     253              $3,366,061             1.05%
 61-120                   2,145              36,574,268            11.43
121-180                   3,564              76,431,729            23.88
181-240                   5,879             119,756,444            37.42
241-300                   2,570              83,625,593            26.13
301-360                       8                 245,906             0.08
                              -                 -------             ----
 Total                   14,419            $320,000,001           100.00%



[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          Group 1 Contracts FICO Scores

--------------------------------------------------------------------------------
                                                                  % of Group 1
                                                                  Contracts by
                      Number of      Aggregate Principal          Outstanding
    FICO Scores       Contracts      Balance Outstanding       Principal Balance
    -----------       ---------      -------------------       -----------------
  Less than 551            462            $8,277,784                    2.59%
      551-600            1,695            32,853,021                   10.27
      601-650            6,382           139,297,090                   43.53
      651-700            4,379           101,837,558                   31.82
      701-750            1,240            31,286,029                    9.78
Greater than 750           261             6,448,519                    2.02
                           ---             ---------                    ----
      Total             14,419          $320,000,001                  100.00%


                       Group 1 Contracts Debt to Income

--------------------------------------------------------------------------------
                                                                  % of Group 1
                                                                  Contracts by
                       Number of      Aggregate Principal         Outstanding
   Debt to Income      Contracts      Balance Outstanding      Principal Balance
   --------------      ---------      -------------------      -----------------
   Less than 10.01%        746            $12,572,851                 3.93%
   10.01%   -15.00%        211              3,566,756                 1.11
   15.01%   -20.00%        374              6,301,860                 1.97
   20.01%   -25.00%        773             15,479,643                 4.84
   25.01%   -30.00%      1,344             29,274,900                 9.15
   30.01%   -35.00%      2,082             47,438,354                14.82
   35.01%   -40.00%      2,608             59,866,348                18.71
   40.01%   -45.00%      3,088             70,826,565                22.13
   45.01%   -50.00%      2,071             48,934,671                15.29
Greater than 50.00%      1,122             25,738,051                 8.04
                         -----             ----------                 ----
         Total          14,419           $320,000,001               100.00%



[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                               GROUP 2 CONTRACTS

     The Contracts comprising Group 2 consist of home improvement contracts and home equity contracts. The obligations of the obligor under each Group 2 Contract are secured by the related real estate.

     The information concerning the Initial Group 2 Contracts presented below is based on a pool originated through December 1, 1998 (the "Initial Group 2 Contracts). Green Tree intends to acquire and sell Additional Group 2 Contracts to the Trust on the Closing Date. Although the characteristics of the final pool of Group 2 Contracts will differ from the characteristics of the Initial Group 2 Contracts shown below, Green Tree does not expect that the characteristics of the Additional Group 2 Contracts sold to the Trust will vary materially from those of the Initial Group 2 Contracts herein.

                         The Initial Group 2 Contracts

             Number of Contracts:                             3,833

             Wgt. Avg. Contract Rate:                        13.76%

             Range of Rates:                         7.99% - 19.64%

             Wgt. Avg. Orig. Maturity:                       231.74

             Wgt. Avg. Rem. Maturity:                        228.04

             Avg. Rem. Princ. Balance:                   $26,829.69


                 Geographic Distribution of Mortgaged Properties
                            Initial Group 2 Contracts


                                                         % of Group 2 Contracts
                  Number of        Aggregate Principal        by Outstanding
 State            Contracts        Balance Outstanding       Principal Balance
 -----            ---------        -------------------       -----------------
  AL                 133               $3,270,144                   3.18%
  AR                  22                  568,257                   0.55
  AZ                 109                3,392,399                   3.30
  CA                 237                8,437,832                   8.20
  CO                  63                1,861,999                   1.81
  CT                  60                1,628,099                   1.58
  DC                   1                   19,369                   0.02
  DE                  29                  720,793                   0.70
  FL                 266                7,310,371                   7.11

[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

  GA                        89         2,403,788                      2.34
  IA                        63         1,143,818                      1.11
  ID                        15           369,603                      0.36
  IL                       190         4,665,323                      4.54
  IN                       119         3,037,891                      2.95
  KS                        79         1,606,204                      1.56
  KY                        37           872,958                      0.85
  LA                        43         1,027,721                      1.00
  MA                        41         1,154,578                      1.12
  MD                        53         1,317,257                      1.28
  ME                        35         1,093,088                      1.06
  MI                       173         4,224,130                      4.11
  MN                       150         3,454,138                      3.36
  MO                       148         3,297,138                      3.21
  MS                        24           535,673                      0.52
  MT                        11           278,939                      0.27
  NC                       112         2,597,238                      2.53
  ND                        17           421,234                      0.41
  NE                        37           789,623                      0.77
  NH                        17           550,438                      0.54
  NJ                        89         2,862,695                      2.78
  NM                        28           775,543                      0.75
  NV                        40         1,166,432                      1.13
  NY                       299         8,544,411                      8.31
  OH                       147         3,572,719                      3.47
  OK                        48         1,310,233                      1.27
  OR                        30           983,631                      0.96
  PA                       231         6,318,349                      6.14
  RI                        19           466,769                      0.45
  SC                        70         1,719,318                      1.67
  SD                        25           605,174                      0.59
  TN                        49         1,378,246                      1.34
  TX                        13           331,658                      0.32
  UT                        12           262,697                      0.26
  VA                       164         4,757,095                      4.63
  VT                         2            58,273                      0.06
  WA                        97         3,120,103                      3.03
  WI                        64         1,596,960                      1.55
  WV                        15           452,552                      0.44
  WY                        18           505,302                      0.49
                            --           -------                      ----
  Total                  3,833      $102,838,205                    100.00%


[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        Initial Group 2 Contract Rates

--------------------------------------------------------------------------------
                                                                 % of Group 2
                                                                  Contracts by
                           Number of   Aggregate Principal        Outstanding
     Contract Rates        Contracts   Balance Outstanding     Principal Balance
     --------------        ---------   -------------------     -----------------
    Less than 9.001%             9            $297,719                0.29%
      9.001%-10.000%           120           4,819,983                4.69
     10.001%-11.000%           239           8,702,740                8.46
     11.001%-12.000%           326          11,280,005               10.97
     12.001%-13.000%           377          11,690,437               11.37
     13.001%-14.000%           704          20,870,419               20.29
     14.001%-15.000%           705          19,391,365               18.86
     15.001%-16.000%           684          14,502,779               14.10
     16.001%-17.000%           432           7,596,968                7.39
Greater than 17.000%           237           3,685,789                3.58
                               ---           ---------                ----
         Total               3,833        $102,838,205              100.00%




                    Initial Group 2 Months Since Origination

--------------------------------------------------------------------------------
                                                                  % of Group 2
                                                                  Contracts by
  Months Since          Number of     Aggregate Principal         Outstanding
  Origination           Contracts     Balance Outstanding      Principal Balance
  -----------           ---------     -------------------      -----------------

 Less than 4              1,377           $ 36,423,773               35.42%
     4-6                  1,330             35,781,934               34.79
     7-12                 1,068             28,820,034               28.02
Greater than 12              58              1,812,464                1.76
                             --           ------------              ------
    Total                 3,833           $102,838,205              100.00%



[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                Distribution of Initial Group 2 Current Balance

--------------------------------------------------------------------------------
                                                                 % of Group 2
                                                                 Contracts by
                          Number of    Aggregate Principal       Outstanding
     Current Balance      Contracts    Balance Outstanding     Principal Balance
     ---------------      ---------    -------------------     -----------------

   Less than 10,000.00        190          $1,764,975                1.72%
   10,000.00-19,999.99      1,173          18,009,550               17.51
   20,000.00-29,999.99      1,060          26,508,089               25.78
   30,000.00-39,999.99        803          28,111,539               27.34
   40,000.00-49,999.99        467          20,487,722               19.92
   50,000.00-59,999.99        112           5,808,409                5.65
Greater than 59,999.99         28           2,147,920                2.09
                               --           ---------                ----
          Total             3,833        $102,838,205              100.00%


                Distribution of Initial Group 2 Original Balance

--------------------------------------------------------------------------------
                                                                 % of Group 2
                                                                 Contracts by
                           Number of    Aggregate Principal      Outstanding
  Original Balance         Contracts    Balance Outstanding    Principal Balance
  ----------------         ---------    -------------------    -----------------

   Less than 10,000.00           38            $276,867              0.27%
   10,000.00-19,999.99        1,216          17,346,670             16.87
   20,000.00-29,999.99        1,094          26,427,738             25.70
   30,000.00-39,999.99          802          27,354,787             26.60
   40,000.00-49,999.99          520          22,371,587             21.75
   50,000.00-59,999.99          135           6,912,636              6.72
Greater than 59,999.99           28           2,147,920              2.09
                                 --           ---------              ----
          Total               3,833        $102,838,205            100.00%




[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

            Remaining Months to Maturity of Initial Group 2 Contracts

--------------------------------------------------------------------------------
                                                               % of Group 2
                                                               Contracts by
                      Number of     Aggregate Principal        Outstanding
 Months Remaining     Contracts     Balance Outstanding     Principal Balance
 ----------------     ---------     -------------------     -----------------
   1-60                     47             $606,884                 0.59%
  61-120                   486            9,973,134                 9.70
 121-180                   942           24,502,400                23.83
 181-240                 1,429           34,750,035                33.79
 241-300                   929           33,005,752                32.09
                           ---           ----------                -----
  Total                  3,833         $102,838,205               100.00%



                      Initial Group 2 Contracts FICO Scores

--------------------------------------------------------------------------------
                                                                % of Group 2
                                                                Contracts by
                       Number of    Aggregate Principal         Outstanding
   FICO Scores         Contracts    Balance Outstanding      Principal Balance
   -----------         ---------    -------------------      -----------------
Less than 551              126           $2,595,935                 2.52%
    551-600                392            9,351,455                 9.09
    601-650              1,696           44,160,073                42.94
    651-700              1,202           34,322,512                33.38
    701-750                361           10,855,429                10.56
Greater than 750            56            1,552,802                 1.51
                            --            ---------                 ----
      Total              3,833         $102,838,205               100.00%



[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   Initial Group 2 Contracts Debt to Income

--------------------------------------------------------------------------------
                                                                % of Group 2
                                                                Contracts by
                          Number of    Aggregate Principal      Outstanding
   Debt to Income         Contracts    Balance Outstanding   Principal Balance
   --------------         ---------    -------------------   -----------------
   Less than 10.01%           173            $3,234,218            3.14%
      10.01%-15.00%            52             1,012,062            0.98
      15.01%-20.00%            88             1,852,580            1.80
      20.01%-25.00%           240             6,136,402            5.97
      25.01%-30.00%           343             8,958,010            8.71
      30.01%-35.00%           536            14,913,217           14.50
      35.01%-40.00%           737            20,371,744           19.81
      40.01%-45.00%           867            24,003,052           23.34
      45.01%-50.00%           518            14,815,534           14.41
Greater than 50.00%           279             7,541,386            7.33
                              ---             ---------            ----
         Total              3,833          $102,838,205          100.00%





[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                              TOTAL POOL CONTRACTS

     The Contracts comprising the Total Pool consist of home improvement contracts and home equity contracts. The obligations of the obligor under each Total Pool Contract are secured by the related real estate.

     The information concerning the Total Pool Contracts presented below is based on a pool originated through December 1, 1998. Green Tree intends to acquire and sell Additional Group 2 Contracts to the Trust on the Closing Date. Although the characteristics of the final pool of Total Pool Contracts will differ from the characteristics of the Total Pool Contracts shown below, Green Tree does not expect that the characteristics of the Additional Group 2 Contracts sold to the Trust will vary materially from those of the Group 2 Contracts herein.

                           The Total Pool Contracts

           Number of Contracts:                             18,252

           Wgt. Avg. Contract Rate:                         14.05%

           Range of Rates:                          6.99% - 20.14%

           Wgt. Avg. Orig. Maturity:                        226.66

           Wgt. Avg. Rem. Maturity:                         222.91

           Avg. Rem. Princ. Balance:                    $23,166.68


[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                Geographic Distribution of Mortgaged Properties

                             Total Pool Contracts

                                                      % of Total Pool
                                                        Contracts by
            Number of      Aggregate Principal           Outstanding
State       Contracts      Balance Outstanding        Principal Balance
-----       ---------      -------------------        -----------------
 AL              614           $13,085,994                  3.09%
 AR               89             1,751,423                  0.41
 AZ              558            16,182,980                  3.83
 CA            1,456            47,067,960                 11.13
 CO              323             7,706,038                  1.82
 CT              350             8,656,274                  2.05
 DC               10               225,694                  0.05
 DE              123             2,839,391                  0.67
 FL            1,150            26,821,243                  6.34
 GA              484            10,444,415                  2.47
 IA              313             5,046,822                  1.19
 ID               84             1,688,442                  0.40
 IL            1,100            23,492,500                  5.56
 IN              447             8,910,926                  2.11
 KS              414             6,915,756                  1.64
 KY              165             3,249,777                  0.77
 LA              208             3,776,355                  0.89
 MA              290             7,030,168                  1.66
 MD              342             8,086,285                  1.91
 ME              109             2,785,560                  0.66
 MI              718            14,386,235                  3.40
 MN              517            10,954,461                  2.59
 MO              737            13,081,667                  3.09
 MS              155             2,865,467                  0.68
 MT               38               837,468                  0.20
 NC              521            10,382,784                  2.46
 ND               54             1,041,400                  0.25
 NE              167             2,963,592                  0.70
 NH               78             2,045,779                  0.48
 NJ              568            15,991,406                  3.78
 NM              114             2,561,951                  0.61
 NV              246             6,915,204                  1.64
 NY            1,241            30,976,895                  7.33
 OH              630            12,931,740                  3.06
 OK              178             3,765,848                  0.89
 OR              139             3,523,209                  0.83
 PA              877            20,320,803                  4.81
 RI               79             1,802,575                  0.43


[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

 SC                       360             7,147,399                  1.69
 SD                        78             1,528,489                  0.36
 TN                       251             5,214,070                  1.23
 TX                        43               940,877                  0.22
 UT                        97             2,146,002                  0.51
 VA                       873            21,549,971                  5.10
 VT                        12               304,455                  0.07
 WA                       479            13,118,662                  3.10
 WI                       241             4,827,543                  1.14
 WV                        75             1,659,780                  0.39
 WY                        57             1,288,468                  0.30
                           --             ---------                  ----
  Total                18,252          $422,838,206                100.00%






                           Total Pool Contract Rates

--------------------------------------------------------------------------------
                                                                % of Total Pool
                                                                  Contracts by
                       Number of        Aggregate Principal       Outstanding
 Contract Rates        Contracts        Balance Outstanding    Principal Balance
 --------------        ---------        -------------------    -----------------

    Less than 9.001%        25                 $831,424              0.20%
      9.001%-10.000%       560               20,780,290              4.91
     10.001%-11.000%     1,049               35,423,819              8.38
     11.001%-12.000%     1,218               38,041,822              9.00
     12.001%-13.000%     1,371               36,736,121              8.69
     13.001%-14.000%     2,612               68,939,059             16.30
     14.001%-15.000%     3,359               79,672,417             18.84
     15.001%-16.000%     3,854               75,180,802             17.78
     16.001%-17.000%     2,645               44,169,747             10.45
Greater than 17.000%     1,559               23,062,705              5.45
                         -----               ----------              ----
        Total           18,252             $422,838,206            100.00%



[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      Total Pool Months Since Origination

--------------------------------------------------------------------------------
                                                            % of Total Pool
                                                              Contracts by
  Months Since           Number of   Aggregate Principal      Outstanding
  Origination            Contracts   Balance Outstanding    Principal Balance
  -----------            ---------   -------------------    -----------------

  Less than 4               6,635        $151,148,868              35.75%
      4-6                   6,189         143,356,639              33.90
     7-12                   5,240         123,321,007              29.17
Greater than 12               188           5,011,692               1.19
                              ---           ---------               ----
     Total                 18,252        $422,838,206             100.00%




                   Distribution of Total Pool Current Balance

--------------------------------------------------------------------------------
                                                              % of Total Pool
                                                                Contracts by
                          Number of    Aggregate Principal      Outstanding
  Current Balance         Contracts    Balance Outstanding    Principal Balance
  ---------------         ---------    -------------------    -----------------

  Less than  10,000.00      1,562         $14,610,834               3.46%
   10,000.00-19,999.99      7,356         111,545,304              26.38
   20,000.00-29,999.99      4,917         121,559,749              28.75
   30,000.00-39,999.99      2,588          89,917,742              21.27
   40,000.00-49,999.99      1,391          60,814,852              14.38
   50,000.00-59,999.99        356          18,521,923               4.38
Greater than 59,999.99         82           5,867,801               1.39
                               --           ---------               ----
          Total            18,252        $422,838,206              100.00%



[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   Distribution of Total Pool Original Balance

--------------------------------------------------------------------------------

                                                              % of Total Pool
                                                                Contracts by
                          Number of     Aggregate Principal     Outstanding
  Original Balance        Contracts     Balance Outstanding   Principal Balance
  ----------------        ---------     -------------------   -----------------

  Less than  10,000.00         325          $2,475,681               0.59%
   10,000.00-19,999.99       7,825         108,585,089              25.68
   20,000.00-29,999.99       5,329         126,117,746              29.83
   30,000.00-39,999.99       2,764          93,353,958              22.08
   40,000.00-49,999.99       1,514          65,139,909              15.41
   50,000.00-59,999.99         413          21,298,023               5.04
Greater than 59,999.99          82           5,867,801               1.39
                                --           ---------               ----
          Total             18,252        $422,838,206             100.00%


              Remaining Months to Maturity of Total Pool Contracts

--------------------------------------------------------------------------------


                                                             % of Total Pool
                                                               Contracts by
                           Number of    Aggregate Principal    Outstanding
Months Remaining           Contracts    Balance Outstanding  Principal Balance
----------------           ---------    -------------------  -----------------
    1-60                       300          $3,972,945               0.94%
   61-120                    2,631          46,547,402              11.01
  121-180                    4,506         100,934,130              23.87
  181-240                    7,308         154,506,479              36.54
  241-300                    3,499         116,631,345              27.58
  301-360                        8             245,906               0.06
                                 -             -------               ----
   Total                    18,252        $422,838,206             100.00%



[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                    Initial Total Pool Contracts FICO Scores

--------------------------------------------------------------------------------


                                                               % of Total Pool
                                                                 Contracts by
                         Number of    Aggregate Principal        Outstanding
FICO Scores              Contracts    Balance Outstanding     Principal Balance
-----------              ---------    -------------------     -----------------
Less than 551                588           $10,873,719                2.57%
 551-600                   2,087            42,204,475                9.98
 601-650                   8,078           183,457,163               43.39
 651-700                   5,581           136,160,069               32.20
 701-750                   1,601            42,141,458                9.97
Greater than 750             317             8,001,321                1.89
                             ---             ---------                ----
      Total               18,252          $422,838,206              100.00%





                   Initial Total Pool Contracts Debt to Income

--------------------------------------------------------------------------------
                                                              % of Total Pool
                                                                Contracts by
                           Number of   Aggregate Principal      Outstanding
   Debt to Income          Contracts   Balance Outstanding    Principal Balance
   --------------          ---------   -------------------    -----------------
    Less than 10.01%           919          $15,807,070               3.74%
       10.01%-15.00%           263            4,578,818               1.08
       15.01%-20.00%           462            8,154,441               1.93
       20.01%-25.00%         1,013           21,616,044               5.11
       25.01%-30.00%         1,687           38,232,910               9.04
       30.01%-35.00%         2,618           62,351,571              14.75
       35.01%-40.00%         3,345           80,238,092              18.98
       40.01%-45.00%         3,955           94,829,617              22.43
       45.01%-50.00%         2,589           63,750,205              15.08
 Greater than 50.00%         1,401           33,279,438               7.87
                             -----           ----------               ----
         Total              18,252         $422,838,206             100.00%


[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          CPR PREPAYMENT SENSITIVITIES

                  50% of          75% of           100% of          125% of           150% of
                Prepayment      Prepayment        Prepayment       Prepayment       Prepayment
                  Model*           Model*           Model*           Model*           Model*
               WAL/Maturity     WAL/Maturity     WAL/Maturity     WAL/Maturity     WAL/Maturity
To Call

Class A-1      5.34   07/12     4.09   12/09     3.28   11/07     2.67   03/06     2.23   11/04

Class A-2      5.52   08/12     4.24   01/10     3.41   12/07     2.78   04/06     2.34   12/04

Class M-1     14.80   11/14    12.22   02/12    10.02   12/09     8.19   02/08     6.77   09/06

Class M-2     15.88   11/14    13.13   02/12    10.96   12/09     9.12   02/08     7.79   10/06

Class B-1      8.64   04/10     6.68   09/07     5.45   03/06     5.18   08/05     4.99   03/05

To Maturity

Class A-1      5.34   07/12     4.09   12/09     3.28   11/07     2.67   03/06     2.23   11/04

Class A-2      5.52   08/12     4.24   01/10     3.41   12/07     2.78   04/06     2.34   12/04

Class M-1     14.83   05/15    12.26   07/12    10.04   04/10     8.20   04/08     6.77   09/06

Class M-2     19.12   09/22    16.62   02/21    14.35   08/18    12.20   12/16    10.35   12/14

Class B-1      8.64   04/10     6.68   09/07     5.45   03/06     5.18   08/05     4.99   03/05

---------------
* The Notes will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 0% per annum of the then outstanding principal balance of the Contracts in the first month of the life of the Contracts and an additional 1.14% (precisely, 16/14%) per annum in each month thereafter until the fifteenth month. Beginning in the fifteenth month and in each month thereafter, the conditional prepayment rate is 16%.


[LOGO OF MERRILL LYNCH APPEARS HERE]
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.